Exhibit 10.10

Prepared by, and after recording

return to:

S.R. Sidarth, Esquire

Troutman Sanders LLP

Post Office Box 1122

Richmond, Virginia 23218-1122

Freddie Mac Loan No. 708657427

Nevadan Apartments

ASSIGNMENT OF SECURITY INSTRUMENT

(Revised 12-19-2014)

FOR VALUABLE CONSIDERATION, KEYBANK NATIONAL ASSOCIATION, a national banking association (“Assignor”), having its principal place of business at c/o KeyBank Real Estate Capital - Servicing Department, 11501 Outlook Street, Suite 300, Overland Park, Kansas 66211, Mailcode: KS-01-11-0501, Attn: Servicing Manager, hereby assigns, grants, sells and transfers to the FEDERAL HOME LOAN MORTGAGE CORPORATION, a corporation organized and existing under the laws of the United States (“Assignee”), having its principal place of business at 8200 Jones Branch Drive, McLean, Virginia 22102, and Assignee’s successors, transferees and assigns forever, all of the right, title and interest of Assignor in and to the Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement dated as of October 13, 2016, entered into by BR CARROLL GLENRIDGE, LLC, a Delaware limited liability company (“Borrower”), for the benefit of Assignor, securing an indebtedness of Borrower to Assignor in the principal amount of $48,431,000.00, recorded in the land records of Fulton County, Georgia prior to this Assignment (“Instrument”), which indebtedness is secured by the property described in Exhibit A attached to this Assignment and incorporated into it by this reference.

Together with the Note or other obligation described in the Instrument and all obligations secured by the Instrument now or in the future.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the 13th day of October, 2016, to be effective as of the effective date of the Instrument.

Assignment of Security Instrument	Page 1

ASSIGNOR:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Tonya E. Barnes	(SEAL)
Tonya E. Barnes
Vice President

Signed, sealed and delivered in the
presence of:

/s/ Sharon D. Callahan

Print Name: Sharon D. Callahan, Unofficial Witness

/s/ Omara A. Smith-Newton
Notary Public, Omara A. Smith-Newton
County, District of Columbia
[SEAL]

Date: September 28, 2016

My commission expires: April 30, 2021

Assignment of Security Instrument	Page 2

EXHIBIT A

DESCRIPTION OF THE PROPERTY

(Nevadan Apartments)

TRACT ONE:

ALL THAT TRACT of land in Land Lots 38 and 69 of the 17th District of Fulton County, Georgia, described as follows:

BEGINNING at the intersection of the northeast right-of-way line of Northland Drive (variable right-of-way) with the south right-of-way line of Glenridge Drive (variable right-of-way); thence, running along the south and southeast right-of-way line of Glenridge Drive, the following courses and distances: (1) North 79 degrees 10 minutes 20 seconds East 175.27 feet to a point, (2) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 75 degrees 22 minutes 49 seconds East 62.93 feet and a radius of 475.00 feet) 62.87 feet to a point, (3) North 89 degrees 12 minutes 57 seconds East 22.82 feet to a point, (4) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 57 degrees 07 minutes 19 seconds East 231.76 feet and a radius of 449.22 feet) 234.42 feet to a point, (5) North 47 degrees 51 minutes 39 seconds West 11.78 feet to a point, and (6) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 38 degrees 00 minutes 36 seconds East 62.84 feet and a of 436.44 feet) 62.90 feet to a point; thence, leaving said right-of-way line, South 54 degrees 00 minutes 00 seconds East 91.00 feet to a point; thence South 36 degrees 30 minutes 00 seconds, West 26.00 feet to a point; thence South 54 degrees 30 minutes 00 seconds East 325.00 feet to a point; thence North 28 decrees 56 minutes 16 seconds East 79.00 feet to a point; thence South 66 degrees 57 minutes 51 seconds East 37.00 feet to a point; thence South 58 degrees 54 minutes 02 seconds East 194.00 feet to a point thence South 28 degrees 02 minutes 54 seconds West 164.00 feet to a point; thence South 18 degrees 12 minutes 19 seconds West 250.86 feet to a 1-inch crimp top iron pin found; thence North 89 degrees 40 minutes 49 seconds West 340.60 feet to a 1-1/2-inch crimp top iron pin found; thence North 20 degrees 01 minute 13 seconds West 267.84 feet along the northeast boundary line of Lot 1, Block B, Unit Two, Glenridge Manor Subdivision to a 1-1/2-inch crimp top iron pin found; thence South 62 degrees 43 minutes 16 seconds West 229.10 feet along the northwest boundary line of said Lot 1 to a point on the northeast right-of-way line of said Northland Drive; thence, along said northeast right-of-way line, the following courses and distances: (1) North 20 degrees 24 minutes 30 seconds West 24.58 feet to a point, (2) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 25 degrees 52 minutes 13 second West 123.95 feet and a radius of 651.08 feet) 124.14 feet to a point; (3) North 31 degrees 19 minutes 57 seconds West 12.81 feet to a point, (4) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 45 degrees 14 minutes 44 seconds West 96.68 feet and a radius of 201.03 feet) 97.53 feet to a point, and (5) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 49 degrees 03 minutes 48 seconds West 148.42 feet and a radius of 423.36 feet) 149.19 feet to the POINT OF BEGINNING, said tract containing 8.41301 acres.

Assignment of Security Instrument	Page A-1

TOGETHER WITH a non-exclusive right, title and interest in and to all non-exclusive easements contained in that certain Sewer Easement Agreement between Andrew E. Chandler and Independent Living International Corp. dated as of July 20, 1989, recorded in Deed Book 12661, Page 107, Fulton County, Georgia records.

TOGETHER WITH a non-exclusive right, title and interest in and to all non-exclusive easements contained in that certain Sewer Easement Agreement between Sarah J. Carpenter and Independent Living International Corp. dated as of July 20, 1989, recorded in Deed Book 12661, Page 98, aforesaid records.

TRACT TWO:

ALL THAT TRACT of land in Land Lots 38 and 69 of the 17th District of Fulton County, Georgia, described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at the intersection of the northeast right-of-way line of Northland Drive (variable right-of-way) with the south right-of-way line of Glenridge Drive (variable right-of-way); thence, running along the south and southeast right-of-way line of Glenridge Drive, the following courses and distances: (1) North 79 degrees 10 minutes 20 second East 175.27 feet to a point, (2) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 75 degrees 22 minutes 49 seconds East 62.83 feet and a radius of 475.00 feet) 62.87 feet to a point, (3) North 89 degrees 12 minutes 57 seconds East 22.82 feet to a point, (4) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 57 degrees 07 minutes 19 seconds East 231.76 feet and a radius of 448.22 feet) 234.42 feet to a point, (5) North 47 degrees 51 minutes 39 seconds West 11.78 feet to a point, and (6) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 38 degrees 00 minutes 36 seconds East 62.84 feet and a radius of 436.44 feet) 62.90 feet to a point and the TRUE POINT OF BEGINNING: from the TRUE POINT OF BEGINNING as thus established, continuing thence along said right-of-way line, the following courses and distances: (1) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 29 degrees 56 minutes 36 seconds East 59.95 feet and a radius of 436.44 feet) 60.00 feet to a point, (2) North 26 degrees 00 minutes 18 seconds East 174.82 feet to a point, (3) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 38 degrees 40 minutes 03 seconds East 220.49 feet and a radius of 502.92 feet) 222.29 feet to a point, and (4) North 51 degrees 19 minutes 49 seconds East 120.96 feet to a point on the southwest boundary line of Lot 4, Block A, Unit One, Glenridge Manor Subdivision; thence, leaving said right-of-way line, South 39 degrees 07 minutes 55 seconds East 216.57 feet along the southwest boundary line of said Lot 4 to a point; thence North 46 degrees 30 Minutes 16 seconds East 59.50 feet along the South boundary line of said Lot 4 to a 3/8-inch reinforcing, rod found at the northwest corner of Lot 6. Block A, Unit Two, Glenridge Manor Subdivision thence South 49 degrees 50 minutes 45 seconds East 193.19 feet along the southwest boundary line of said Lot 6 to a 1-3/4-inch crimp top iron pin found on the northwest right-of-way line of Royervista Drive; (a 50 foot-right-of-way) thence along said northwest right-of-way line, the following courses and distances: (1) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of South 27 degrees 55 minutes 01 second West 285.75 feet and a radius of 741 197 feet) 287.55 feet to a point, and (2) South 16 degrees 48 minutes 11 seconds West 125.89 feet to a point; thence, leaving said northwest right-of-way line South 64 degrees 30 minutes 58 seconds East 278.84 feet to a point on the northwest boundary line of Lot 23, Block B, Unit Two, Glenridge Manor Subdivision; thence South 17 degrees 40 minutes 41 seconds West 249.84 feet along the northwest boundary line of said, Lot 23 and along the northwest boundary line of Lot 24 Block B, Unit Two, Glenridge Manor Subdivision to an angle iron found, thence South 44 degrees 07 minutes 25 seconds West 231.89 feet along the northwest boundary line of Lot 25 Block B Unit Two, Glenridge Manor Subdivision to a 1-1/2-inch reinforcing rod found on the land lot line common to said Land Lots 38 and 69; thence North 89 degrees 40 minutes 51 seconds West 104.85 feet to a 1-inch crimp top iron pin found; thence North 18 degrees 12 minutes 19 seconds East 250.86 feet to a point; thence North 28 degrees 02 minutes 54 seconds East 164.00 feet to a point; thence North 58 degrees 54 minutes 02 seconds West 194.00 feet to a point; thence North 66 degrees 57 minutes 51 seconds West 37.00 feet to a point; thence South 28 degrees 56 minutes 16 seconds West 79.00 feet to a point; thence North 54 degrees 30 minutes 00 seconds West 325.00 feet to a point thence North 36 degrees 30 minutes 00 seconds East 26.00 feet to a point; thence North 54 degrees 00 minutes 00 seconds West 91.00 feet to the TRUE POINT OF BEGINNING, said tract containing 8.30101 acres.

Assignment of Security Instrument	Page A-2

TOGETHER WITH a non-exclusive right, title and interest in and to all non-exclusive easements contained in that certain Sewer Easement Agreement between Andrew E. Chandler and Independent Living International Corp. dated as of July 20,1989, recorded in Deed Book 12661, Page 107, Fulton County, Georgia records.

TOGETHER WITH a non-exclusive right, title and interest in and to all non-exclusive easements contained in that certain Sewer Easement Agreement between Sarah J. Carpenter and Independent Living International Corp. dated as of July 20, 1989, recorded in Deed Book 12661, Page 98, aforesaid records.

Assignment of Security Instrument	Page A-3